                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule
     14a-11(c) or Rule 14a-12

                      New Mexico and Arizona Land Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                      NEW MEXICO AND ARIZONA LAND COMPANY
                       3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1999

To our Shareholders:

     We cordially invite you to the 1999 Annual Meeting of the Shareholders of New Mexico and Arizona Land Company (the "Company"), to be held at The Ritz Carlton Phoenix, 2401 East Camelback Road, Phoenix, Arizona 85016 on Friday, May 21, 1999 at 9:30 a.m., Arizona time for the following purposes:

     1. The election of Class A Directors;

     2. The transaction of such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 19, 1999 are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. Additional copies of the Company's proxy materials may be obtained from the Company's Corporate Secretary.

                                          By order of the Board of Directors,

                                          R. RANDY STOLWORTHY
                                          President and Chief Executive Officer

Phoenix, Arizona
April 21, 1999

     MANY SHAREHOLDERS OWN FEWER THAN 100 SHARES. ALL VOTES ARE IMPORTANT. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SHARES ARE VOTED AT THE MEETING.

                      NEW MEXICO AND ARIZONA LAND COMPANY
                       3033 NORTH 44TH STREET, SUITE 270
                             PHOENIX, ARIZONA 85018

                                PROXY STATEMENT
                    MAILING DATE: ON OR ABOUT APRIL 21, 1999

                            ------------------------

                            VOTING AND OTHER MATTERS

     General. The enclosed proxy is solicited by the Board of Directors of New Mexico and Arizona Land Company, an Arizona corporation (the "Company" or "NZ"), for use at the 1999 Annual Meeting of Shareholders to be held on May 21, 1999 (the "1999 Annual Meeting"). If the accompanying proxy is signed and returned, the shares represented thereby will be voted in accordance with any directions on the proxy. If a proxy does not specify how the shares represented thereby are to be voted in connection with the matters listed thereon, it is intended that it will be voted for the matters listed on the accompanying proxy. A shareholder may revoke the proxy at any time prior to the voting thereof by giving due notice of such revocation to the Company, by executing and duly delivering a subsequent proxy, or by attending the 1999 Annual Meeting. This Proxy Statement, the accompanying proxy, and the Company's 1999 Annual Report were mailed on or about April 21, 1999 to the shareholders of record on the record date of April 19, 1999.

     Annual Meeting. As of the date of this Proxy Statement, the Company knows of no matters to be brought before the 1999 Annual Meeting other than those referred to in the accompanying notice of the 1999 Annual Meeting. If other matters are properly presented, however, the proxy holders, Mr. Renneckar and Mr. Stolworthy, will have discretion to vote thereon according to their best judgment.

     Record Date. The Board of Directors has fixed the close of business on April 19, 1999 as the record date for the determination of shareholders entitled to notice of the 1999 Annual Meeting, and to vote at it and any adjournment thereof. On the record date, there were 6,925,636 shares of the Company's common stock ("Common Stock") outstanding. The Company has no class or series of capital stock outstanding other than the Common Stock.

     Proxy Solicitation. The Company will bear the cost of proxy solicitation for the 1999 Annual Meeting. In addition to solicitation by mail, certain directors, officers, and regular employees of the Company may, without compensation other than their regular salaries and fees, solicit proxies personally, by telephone, or electronically. The Company will reimburse brokerage firms and others for expenses in forwarding solicitation material to beneficial owners.

     Voting. Except with respect to the election of directors, each share is entitled to one vote upon each matter presented for action. The presence in person or by proxy of a majority of the outstanding shares entitled to vote is required to constitute a quorum at the 1999 Annual Meeting. The affirmative vote of a majority of the shares then represented at the meeting and entitled to vote will constitute the act of the shareholders. Abstentions are counted as "shares present" for purposes of determining the presence of a quorum, and have the effect of a vote "against" any matter as to which they are specified. Broker non-votes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matter. With respect to the election of directors, shareholders have cumulative voting rights in the election of directors: each shareholder is entitled to vote the number of shares owned for as many persons as there may be directors to be elected; or the shareholder may cumulate the shares and give one nominee all of the shareholder's votes, multiplied by the number of directors to be elected; or the shareholder may distribute votes among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

     Revocability of Proxies. Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company a duly executed proxy bearing a later date or by attending the 1999 Annual Meeting and voting in person.

     Annual Report and Other Matters. The Company's 1998 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the affairs of the Company, and includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 as filed with the United States Securities and Exchange Commission. Neither the 1998 Annual Report to Shareholders nor the Annual Report on Form 10-K forms a part of this Proxy Statement and is not to be considered a part of the Company's proxy soliciting materials. Upon request, the Company will provide to each shareholder a copy of any exhibits listed in the Annual Report on Form 10-K at the actual expense incurred by the Company in furnishing the copy. Any such requests should be directed to the Company's Secretary at the Company's executive offices.

         VOTING SECURITIES, PRINCIPAL HOLDERS, AND MANAGEMENT OWNERSHIP

     On March 31, 1999, there were 6,925,636 shares of Common Stock outstanding; the Company has issued no other category of stock. The following table sets forth beneficial ownership of Common Stock of the Company as of March 31, 1999, with respect to each shareholder known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock, by each director and nominee for director, by each executive officer and by all directors and executive officers as a group.

                                                                               PERCENT OF
                                                               NUMBER OF         COMMON
                                                                 SHARES          STOCK
BENEFICIAL OWNER                                              BENEFICIALLY    BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS                                OWNED(1)         OWNED
--------------------------------                              ------------    ------------
Robert R. Hensler Jr........................................     377,238          5.45%
  Director
R. Randy Stolworthy.........................................     198,000          2.78%
  President and Chief Executive Officer
Paul Sargent................................................      19,800             *
  President, Bridge Financial Corporation
William A. Pope.............................................      30,941(2)          *
  Director
Arnold L. Putterman.........................................      64,782(3)          *
  Director
Stephen E. Renneckar........................................       5,729             *
  Chairman of the Board
Ronald E. Strasburger.......................................       7,351             *
  Director
Joe D. Sphar................................................      10,587             *
  Vice President -- Minerals and Assistant Corporate
     Secretary
Richard A. Wessman..........................................       6,314             *
  Director
Jerome L. Joseph............................................           0             *
  Treasurer, Secretary, and Controller
Directors and Executive Officers as a group (10 persons)....     720,742         10.32%

5% SHAREHOLDERS
---------------
Sun NZ L.L.C.(4)............................................   2,985,583(5)      43.11%
John Hensler................................................     365,659          5.28%
Dimensional Fund Advisors Inc.(6)...........................     379,731          5.48%

---------------

 *  Less than 1% of outstanding shares of Common Stock

(1) The numbers of shares shown and corresponding percentages shown include shares owned of record by the listed person's minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control, or power of disposition. There are 180,000 and 18,000 shares of Common Stock which Randy Stolworthy and Paul Sargent, respectively, have a right to acquire within 60 days of March 31, 1999, and such shares are included in the table. Unless otherwise stated in the following footnotes, each person's address is c/o the Company, 3033 North 44th Street, Suite 270, Phoenix, Arizona 85018.

(2) This amount includes 6,158 shares that Mr. Pope holds as custodian for his children and 20,490 shares that Mr. Pope holds indirectly through Sterling Pacific Assets, Inc., which he controls. In addition, Mr. Pope, as the appointed nominee of Sun NZ L.L.C., may be deemed to have shared voting and dispositive power with respect to the 2,985,583 shares owned by Sun NZ L.L.C.("Sun NZ"). Mr. Pope disclaims beneficial ownership of the Sun NZ shares. Mr. Pope's address is c/o SunChase Holdings, Inc., 2525 East Camelback Road, Suite 888, Phoenix, Arizona 85016.

(3) Mr. Putterman may be deemed to own beneficially an additional 68,291 shares of Common Stock held by relatives of Mr. Putterman as well as 7,257 shares owned by Somers Manor Nursing Home of which Mr. Putterman is an officer. Mr. Putterman disclaims beneficial ownership of such shares.

(4) Sun NZ, an Arizona limited liability company, has shared voting and dispositive power over 2,985,583 shares of the Company's Common Stock. Sun NZ is managed by Sun NMA, Inc., an Arizona corporation. William A. Pope, a Director of the Company, serves as President of Sun NMA, Inc. By virtue of their status as a managing member of Sun NZ and president of the managing member, Sun NMA, Inc. and Mr. Pope, respectively, share with Sun NZ voting and dispositive power of the 2,985,583 shares of Common Stock owned by Sun NZ. The information contained in this footnote was obtained from a Schedule 13D dated April 24, 1994, filed by Sun NZ with the Securities and Exchange Commission. The address of Sun NZ L.L.C. is 2525 E. Camelback Road, Suite 888 Phoenix, Arizona 85016.

(5) Sun NZ owns 2,985,583 shares of the outstanding Common Stock of the Company. Pursuant to a Loan Agreement between Sun NZ and Bank One, Arizona, NA ("Bank One"), Sun NZ pledged to Bank One 1,186,000 shares of the Company's Common Stock owned by Sun NZ.

(6) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 379,731 shares of Common Stock of the Company as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc. a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The information contained in this footnote was obtained from a Schedule 13G dated February 11, 1999, filed by Dimensional Fund Advisors Inc. with the Securities Exchange Commission. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The company was not a party to any transactions and had no relationships which are required to be disclosed in this item.

                               AGENDA ITEM NO. 1
                             ELECTION OF DIRECTORS

     The Board of Directors is comprised of seven directors, each serving a two-year term. Directors are denominated Class A Directors, whose term expires in odd-numbered years, and Class B Directors, whose term expires in even-numbered years. At the 1999 Annual Meeting, three Class A Directors are to be elected.

                    NOMINEES FOR TERMS AS CLASS A DIRECTORS

                   TERMS TO EXPIRE AT THE 2001 ANNUAL MEETING

     The following individuals have been nominated as Class A Directors, with terms expiring at the Company's 2001 Annual Meeting of Shareholders or until such Directors' successors are duly elected and qualified. Unless shareholders withhold authority, their proxies will be voted for the election of these nominees. If any nominee is unable to serve at the time of the meeting (which is not anticipated), the proxies will be voted for a substitute nominee designated by the Board of Directors. THE BOARD RECOMMENDS A VOTE FOR THIS AGENDA ITEM ELECTING THE NOMINEES TO SERVE AS CLASS A DIRECTORS OF THE COMPANY.

                                                                                                SHARES
                                                                                                 OWNED
                                                                                     DIRECTOR     AT
NAME AND AGE                                                                          SINCE     3/31/99
------------                                                                         --------   -------
William A. Pope, 43...............  Mr. Pope served President and Chief Executive      1995      30,941
                                    Officer of the Company from June 1994 until
                                    November 1997. Since 1993, Mr. Pope has served
                                    as President and Chief Executive Officer of
                                    SunChase Holdings, Inc. and its affiliated
                                    companies. Prior to 1993, Mr. Pope served as
                                    Executive Vice President and Chief Operating
                                    Officer of SunChase Holdings, Inc. and its
                                    affiliated companies. SunChase Holdings, Inc.
                                    is engaged in the business of acquiring,
                                    developing, managing, and marketing residential
                                    and commercial properties in the United States
                                    and wood products, fiber optic cable, and
                                    computer software in the United States and
                                    abroad.
Robert R. Hensler, Jr. 57.........  Mr. Hensler is a private investor. From 1991 to    1998     377,238
                                    1997, Mr. Hensler was President of R.R.
                                    Hensler, Inc., whose principal business was
                                    mortgage banking. From 1976 to 1990, Mr.
                                    Hensler was managing partner of Hensler
                                    Brothers, a trading and market making firm on
                                    the Philadelphia Stock Exchange, where he was a
                                    member of the Board of Governors in 1982-83.
Ronald E. Strasburger, 59.........  Since 1993, Mr. Strasburger has been employed      1994       7,351
                                    by Sterling Pacific Management Services, Inc.
                                    (SPMS), which is in the business of portfolio
                                    purchases and sales. He has served as President
                                    of SPMS since January 1997. From 1990 to 1991,
                                    he was employed by the Resolution Trust
                                    Corporation. From 1991 to 1993, he was
                                    self-employed as a consultant for the review,
                                    negotiation, and disposition of complex
                                    portfolios for various institutions.

                   CONTINUING IN OFFICE AS CLASS B DIRECTORS

                   TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING

                                                                                                SHARES
                                                                                                 OWNED
                                                                                     DIRECTOR     AT
NAME AND AGE                                                                          SINCE     3/31/99
------------                                                                         --------   -------
Arnold L. Putterman, 60...........  Mr. Putterman is an attorney in private            1988      64,782
                                    practice in New York City. In addition, since
                                    1970, Mr. Putterman has been a partner of SNF
                                    Management Services. SNF Management Services is
                                    involved in the development and management of
                                    health facilities and commercial real estate.
Stephen E. Renneckar, 54..........  Since October 1992, Mr. Renneckar served as        1994       5,729
                                    Vice President and General Counsel of SunChase
                                    Holdings, Inc., which is engaged in the
                                    business of acquiring, developing, managing,
                                    and marketing residential and commercial
                                    properties in the United States and wood
                                    products, fiber optic cable, and computer
                                    software in the United States and abroad. Prior
                                    to joining SunChase Holdings, Inc., Mr.
                                    Renneckar was a partner with the law firm of
                                    O'Connor Cavanagh in Tucson, Arizona.
R. Randy Stolworthy, 42...........  Since November 1997, Mr. Stolworthy has been       1998     198,000
                                    President and CEO of the Company. He joined the
                                    Company in February 1997 as Executive Vice
                                    President and COO. From 1992 to 1997, he
                                    founded and managed R.R. Stolworthy, Inc., a
                                    real estate investment and development Company
                                    in Phoenix. From 1987 to 1992, he co-founded
                                    and was President of Voicelink Data Services a
                                    credit and marketing service company in
                                    Redmond, Washington. Prior to 1987, he was a
                                    General Partner in FBS Venture Capital Company
                                    and manager of the Seattle office and
                                    portfolio.
Richard A. Wessman, 56............  Since January 1993, Mr. Wessman has been           1994       6,314
                                    President of Sterling Pacific Assets, Inc., a
                                    property and financial management company. From
                                    October 1978 to April 1992, he was a partner in
                                    the accounting firm of Ernst & Young. Mr.
                                    Wessman served as CFO of CSY Investments from
                                    May 1992 until December 1992.

                    MEETINGS OF THE BOARD AND ITS COMMITTEES

     The Company's Board of Directors met six times in 1998, and all members attended 75% or more of those meetings and the meetings of the committees to which they are assigned. Members of the Audit; Compensation and Nominating; and Executive Committees are listed below.

     Audit. This committee met four times in 1998, and is composed of Arnold L. Putterman, Robert R. Hensler, Jr. and Richard A. Wessman (Chairman). The committee reviews with the Company's independent public accountants the annual audit plan, the scope and results of the audit, and internal control procedures.

     Compensation and Nominating. This committee met three times in 1998, and is composed of Robert R. Hensler Jr. (Chairman), Stephen E. Renneckar, and Ronald E. Strasburger. The committee administers the Company's salary, bonus, stock incentive plan and restricted stock plans. It also recommends nominees to fill vacancies on the Board of Directors. Recommendations for nominees to the Board of Directors may be sent to the Chairman of the Compensation and Nominating Committee, in care of the Company's Corporate Secretary.

     Executive. This committee did not meet in 1998. It is composed of R. Randy Stolworthy, Stephen E. Renneckar (Chairman), and Richard A. Wessman. It is empowered to act in the absence of, but as limited by, the Board of Directors.

                          DIRECTORS FEES AND EXPENSES

     Board members are reimbursed for expenses incurred while attending meetings and are paid the following compensation each year.

DIRECTOR FEES:

Annual retainer:       $6,000
Board meetings:        $700 for each meeting attended
Committee meetings:    $500 for each meeting attended, payable only to non-employee directors
Telephone meetings:    $300 for each meeting attended, payable only to non-employee directors

DIRECTOR BONUS:

     On December 1, 1998, the Company granted to each director as bonus compensation, 4,500 stock options of the Company's Common Stock, valued at $9.67 per option, the closing price of the Company's Common Stock on the American Stock Exchange on December 1, 1998. The options are not exercisable prior to December 1, 1999, and expire 10 years from the date of grant.

     There are no other arrangements or agreements between the Company and any Board member.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation awarded to or paid by the Company and its subsidiaries to the Chief Executive Officer (CEO) and other executive officers (collectively with the CEO, the "Named Officers") of the Company whose aggregate cash compensation exceeded $100,000 during the last fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                             ANNUAL COMPENSATION               ------------
                                 -------------------------------------------    SECURITIES
                                                                   OTHER        UNDERLYING
                                 FISCAL                            ANNUAL        OPTIONS/      ALL OTHER
     NAME AND POSITION(1)         YEAR     SALARY     BONUS     COMPENSATION     SARS(3)      COMPENSATION
     --------------------        ------   --------   --------   ------------   ------------   ------------
R. Randy Stolworthy............   1998    $144,000   $      0     $      0         4,500         $3,650(5)
  President & Chief               1997    $124,431   $      0     $      0       450,000         $    0
  Executive Officer(2)
Joe D. Sphar...................   1998    $ 81,000   $ 20,000     $      0             0         $    0
  Vice President -- Minerals &
  Assistant Corporate
  Secretary(4)

---------------
(1) There are no other executive officers of the Company whose total annual salary and bonus for the 1998 fiscal year exceeded $100,000.

(2) As of November 7, 1997, Mr. Stolworthy was named President and CEO, replacing William A. Pope, who continues as a Board member. Mr. Stolworthy was Executive Vice President and Chief Operating Officer of the Company from February 19, 1997 until November 7, 1997.

(3) The Company's Board of Directors approved a stock incentive plan in 1997 and reserved 900,000 shares for issuance under the plan. In 1997 Mr. Stolworthy was granted 450,000 shares under the plan. On December 1, 1998, the Company granted to each director as bonus compensation, 4,500 stock options of the company's Common Stock. All exercise prices were above the market price, as reported by the American Stock Exchange, at the time of grant. See the table below, "OPTION GRANTS IN FISCAL YEAR 1998" for details of the 1998 stock option grants.

(4) Mr. Sphar did not have compensation in excess of $100,000 in fiscal years 1997 and 1996.

(5) Represents Director fees.

     Option Grants. The following table sets forth certain information regarding the grant and exercise of options to the Named Officers in 1998.

                       OPTION GRANTS IN FISCAL YEAR 1998

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                               ANNUAL RATE OF STOCK
                                                                                              PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                               OPTION TERM(3)
                          -----------------------------------------------------------------   -----------------------
                                         PERCENT OF
                          NUMBER OF         TOTAL
                          SECURITIES       OPTIONS
                          UNDERLYING       GRANTED
                           OPTIONS     TO EMPLOYEES IN   EXERCISE OR BASE
          NAME             GRANTED       FISCAL YEAR     PRICE ($/SHARE)    EXPIRATION DATE     5%($)        10%($)
          ----            ----------   ---------------   ----------------   ---------------   ----------   ----------
Paul Sargent(1).........    18,000          14.8%        $8.33 to $13.11      11/07/2008       $ 61,716     $204,812
                            18,000          14.8%        $8.33 to $13.11      11/07/2009       $ 74,331     $244,351
                            18,000          14.8%        $8.33 to $13.11      11/07/2010       $ 87,577     $287,845
                            18,000          14.8%        $8.33 to $13.11      11/07/2011       $101,485     $335,688
                            18,000          14.8%        $8.33 to $13.11      11/07/2012       $116,129     $388,466
R. Randy
  Stolworthy(2).........     4,500           3.7%        $          9.67      12/01/2008       $  3,953     $ 11,191

---------------
(1) Represents options to purchase shares of Common Stock granted under the Company's 1997 Stock Incentive Plan. The exercise prices of such options were at least 100% of fair market value on the date the option was granted. Mr. Sargent was awarded 90,000 shares in increments of 18,000 shares each, at the initial exercise price of $8.33 per share; the exercise price of each consecutive 18,000 share option is to be increased by 12%, i.e. $8.33, $9.33, $10.46, $11.71 and $13.11. One fifth of the shares in each price category will become vested at the first anniversary of Mr. Sargent's joining the Company; eighteen thousand shares of each price category will become vested on each of the succeeding four anniversaries; the option term extends for ten years after the shares are vested.

(2) On December 1, 1998, the Company granted to each director as bonus compensation, 4,500 stock options of the company's Common Stock. All exercise prices were above the market price, as reported by the American Stock Exchange, at the time of grant.

(3) This disclosure is required by Item 402(c) of Regulation S-K promulgated by the United States Securities and Exchange Commission and assumes that the actual stock price appreciation over the maximum remaining ten year option terms will be at the assumed 5% and 10% levels.

     The following table sets forth certain information regarding the exercise and values of options held by the Named Officers as of December 31, 1998.

                 AGGREGATED OPTION EXERCISES AND OPTION VALUES
                            AS OF DECEMBER 31, 1998

                                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                      OPTIONS AT                  OPTIONS AT
                         SHARES ACQUIRED ON                        DECEMBER 31, 1998         DECEMBER 31, 1998(1)
         NAME               EXERCISE(#)       VALUE REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
         ----            ------------------   --------------   -------------------------   -------------------------
R. Randy Stolworthy....          0                  $0            90,000/364,500             $27,000/$108,000
Paul Sargent...........          0                  $0            18,000/72,000               $5,400/$21,600

---------------
(1) Both exercisable and unexercisable options have exercise prices ranging from $8.33 to $13.11. The last reported sale price of the Common Stock on the American Stock Exchange on December 31, 1998 was $9.58.

     Employment Agreements. The Company has not entered into written employment agreements with any of the Named Officers.

     Compensation Committee Interlocks. Messrs. Hensler, Renneckar and Strasburger served as members of the Compensation and Nominating Committee during the 1998 fiscal year. None of these directors held any executive officer position or other employment with the Company prior to or during such service nor did any executive officer of the Company serve on any other Company's compensation committee.

     New Mexico and Arizona Land Company Defined Benefit Plan. The Company's Defined Benefit Plan, which was "frozen" on December 31, 1996, was terminated on August 27, 1997. The Retirement Plan Administrative Committee of the Board of Directors is responsible for overseeing the distribution of the assets of the plan according to existing ERISA regulations. The Retirement Committee consists of Ronald E. Strasburger (Chairman) R. Randy Stolworthy and Cami Sohren.

                     COMPENSATION AND NOMINATING COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation and Nominating Committee is composed of Robert
R. Hensler, Jr., Stephen E. Renneckar, and Ronald E. Strasburger. The members of the Compensation and Nominating Committee are not employees of the Company. The Committee's report is as follows:

     The Compensation and Nominating Committee reviews and determines the amount of compensation paid to the Company's executive officers. The Compensation Committee advised the Board of Directors that the compensation levels for the Company's executive officers during fiscal 1998 did not bear a specific relationship to the Company's performance. Rather, executive compensation was set at levels designed to retain the Company's executive officers and the Compensation and Nominating Committee's assessment of the performance of the officer and the Company, respectively, is subjective and not subject to specific criteria.

                                          New Mexico and Arizona Land Company
                                          Compensation and Nominating Committee:

                                          Robert R. Hensler, Jr. (Chairman)
                                          Stephen E. Renneckar
                                          Ronald E. Strasburger

Dated: March 31, 1999

                         STOCK PRICE PERFORMANCE GRAPH

     The following compares the total return on the Company's Common Stock for the period December 31, 1993 through December 31, 1998 with the cumulative total return on the AMEX Composite Index, an industry index composed of SIC Code 651:
Real Estate Operators and Lessors and an industry index composed of SIC Code 615: Business Credit Institutions. The comparison assumes that $100 was invested on December 31, 1993 in the Company's Common Stock and in each of the comparison indices, and assumes reinvestment of dividends.

           COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG NEW MEXICO &
            ARIZONA LAND CO., AMEX MARKET INDEX AND SIC CODE INDICES

                                                                                         SIC CODE 651           SIC CODE 615
                                            NEW MEXICO &                              INDEX - REAL ESTATE      INDEX - BUSINESS
                                          ARIZONA LAND CO.      AMEX MARKET INDEX      OPERATORS, LESSORS    CREDIT INSTITUTIONS
                                          ----------------      -----------------     -------------------    -------------------
'1993'                                         100.00                 100.00                 100.00                 100.00
'1994'                                          87.50                  88.33                  94.51                  90.03
'1995'                                         133.33                 113.86                 108.44                 139.66
'1996'                                         142.10                 120.15                 157.49                 197.09
'1997'                                         196.66                 144.57                 188.43                 280.00
'1998'                                         278.58                 142.61                 162.80                 363.11

                     ASSUMES $100 INVESTED ON JAN. 1, 1994
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998



            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, officers, and persons owning more than 10% of a registered class of the Company's registered equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based on its review of copies of such forms it received, the Company believes that during 1998 all applicable filing requirements were complied with.

                              INDEPENDENT AUDITORS

     The Company's certifying auditor for the year ended December 31, 1998 and the year ending December 31, 1999 is the firm of Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting and, if in attendance, are expected to be available for appropriate questions.

     On November 19, 1998 the Company dismissed its prior auditors, KPMG LLP and engaged Deloitte & Touche LLP effective upon the dismissal of KPMG LLP. The decision to dismiss KPMG LLP, and the decision to engage new auditors were both approved by the audit committee of the Company's board of directors.

     In each of the past two fiscal years, the reports of KPMG LLP did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified in any respect. In each of the past two fiscal years and in the subsequent interim periods preceding the dismissal there were no disagreements with KPMG LLP of the type described in Item 304(a)(1)(iv) of Regulation S-K. In each of the past two fiscal years and in the subsequent interim periods preceding the dismissal there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

     In each of the past two fiscal years and in the subsequent interim periods, neither the Company nor anyone in its behalf has consulted Deloitte & Touche LLP in respect of any matter of the type described in Item 304(a)(2) of Regulation S-K.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Corporate Secretary of the Company must receive a proposal submitted by a shareholder and intended for inclusion in the proxy statement for the 2000 Annual Meeting of Shareholders by January 15, 2000.

                       NEW MEXICO AND ARIZONA LAND COMPANY
                                   1999 PROXY

Solicited on behalf of the Board of Directors of New Mexico and Arizona Land Company. Directors recommend a vote "FOR" Agenda Item 1. The undersigned shareholder of New Mexico and Arizona Land Company hereby appoints Stephen E. Renneckar and R. Randy Stolworthy, or either of them, as proxies of the undersigned, each with power of substitution, at the 1999 Annual Meeting of Shareholders of the Company to be held in Phoenix, Arizona on Friday, May 21, 1999 at 9:30 a.m. and any adjournments thereof, to vote all common shares of the Company held or owned by the undersigned, as follows:

1. ELECTION OF CLASS A DIRECTORS: William A. Pope, Robert R. Hensler, Jr., and Ronald E. Strasburger.

___FOR all nominees (except as marked below)

___WITHHOLD AUTHORITY to vote for nominees

To withhold authority to vote for individual nominees, write those nominees' names immediately below:


In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.

The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the Agenda Item stated. The right to revoke this proxy at any time before it is voted is reserved.


                                  Date:_________________________________________


                                  Signature:____________________________________


                                  Signature:____________________________________
                                            (Sign as shown. If held jointly, all
                                             holders should sign. If held in a
                                             certain capacity, so state.)